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                                                                  Exhibit 10.10

                       FOURTH AMENDMENT TO GUARANTEE AND
                         CONTINGENT PURCHASE AGREEMENT

         THIS FOURTH AMENDMENT TO GUARANTEE AND CONTINGENT PURCHASE AGREEMENT (the "Amendment") is entered into this 30th day of December, 1993 by and among NATIONAL HEALTHCORP L.P., a Delaware limited partnership ("NHLP"), NATIONAL HEALTH CORPORATION, a Tennessee corporation ("National") (NHLP and National may sometimes be referred to herein collectively as the "Guarantors"), THIRD NATIONAL BANK IN NASHVILLE ("TNB"), SOUTHTRUST BANK OF ALABAMA, NATIONAL ASSOCIATION ("ST"), FIRST UNION NATIONAL BANK OF TENNESSEE formerly known as Dominion Bank of Middle Tennessee) ("FUNB"), FIRST AMERICAN NATIONAL BANK ("FANB") and FIRST CITY BANK ("FCB") (TNB, ST, FUNB, FANB and FCB are hereinafter sometimes collectively referred to as the "Banks"), and THIRD NATIONAL BANK IN NASHVILLE, as agent for the Banks (in such capacity, the "Agent").

                                  WITNESSETH:

         WHEREAS, pursuant to that certain Guarantee and Contingent Purchase Agreement (the "Guarantee") dated as of December 16, 1988 by and among the Guarantors, TNB, ST, Irving Trust Company (later known as The Bank of New York) ("BONY") and Sovran Bank/Central South (later known as Sovran Bank/Tennessee) ("SBT") and Agent, as amended by First Amendment to Guarantee and Contingent Purchase Agreement dated October 17, 1991 by and among Guarantors, TNB, ST and Agent, as further amended by Second Amendment to Guarantee and Contingent Purchase Agreement dated May 21, 1992 by and among Guarantors, Banks and Agent and as further amended by Third Amendment to Guarantee and Contingent Purchase Agreement dated October 14, 1993 by and among the Guarantor, the Banks and Agent (as amended, the "Guarantee"), the Guarantors jointly and severally guaranteed, among other things, repayment to the Banks of the following described notes executed by National Health Corporation Leveraged Employee Stock Ownership Trust (the "Borrower" or the "ESOP") to the order of the TNB, ST, BONY and SBT, respectively (the "Notes"):


                  (a) a certain non-recourse promissory note dated as of December 16, 1988 in the original principal amount of Sixteen Million Dollars ($16,000,000) executed by Borrower payable to TNB, together with interest and other charges thereon;

                  (b) a certain non-recourse promissory note dated December 16, 1988 in the original principal amount of Fifteen Million Dollars ($15,000,000) executed by Borrower payable to BONY, together with interest and other charges thereon, as assigned to TNB pursuant to that certain Assignment of Note and Loan Documents dated October 18, 1991 executed by BONY in favor of TNB;




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                  (c) a certain non-recourse promissory note dated December 16,
         1988 in the original principal amount of Nine Million Dollars ($9,000,000) executed by Borrower payable to SBT, together with interest and other charges thereon, as assigned to TNB pursuant to that certain Assignment of Note and Loan Documents dated October 17, 1991 executed by SBT, in favor of TNB; and

                  (d) a certain non-recourse promissory note dated December 16, 1988 in the original principal amount of Ten Million Dollars ($10,000,000) executed by Borrower payable to ST, together with interest and other charges thereon;

         WHEREAS, the Guarantors, the Banks and the Agent desire to amend the Guarantee as hereinafter set forth.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, the parties agree as follows:

         1. Section 5 of the Guarantee entitled "Contingent Purchase Obligations" is hereby mended in its entirety to read as follows:

                  Section 5. Contingent Purchase Obligations.

                  (a) NHLP shall on December 16, 1998 and, if agreed to and as negotiated by NHLP and the Banks, thereafter, (each of which dates is referred to as a or the "Note Purchase Date") purchase, upon tender by all of the Banks to NHLP of all of the Notes with an instrument of assignment attached thereto, the Loan evidenced by the Notes (and the Notes evidencing the same) by payment to the Banks of an amount (representing the purchase price therefor) in immediately available funds equal to the sum of the principal of and accrued and unpaid interest on the Notes at the time of such purchase together with any amounts that would be owing under the Loan and Security Agreement in the event the Notes were being paid in full at the time of such purchase (the "Purchase Price"). Such tender shall be deemed automatically to be made, and title to the Notes shall be deemed automatically to have passed to NHLP on each Note Purchase Date, whereupon NHLP shall become obligated forthwith to pay the Purchase Price to the Banks, unless (a) Agent shall have notified NHLP no less than sixty (60) days prior to the applicable Note Purchase Date that all of the Banks elect not to so tender, or (b) NHLP requests the Banks (through the Agent) no less than ninety (90) days prior to the applicable Note Purchase Date that the Banks not so tender, and Agent shall have given the notice referred to in clause (a) above within the time period provided therein, or (c) the Agent shall notify Guarantor no less than thirty (30) days prior to the applicable Note Purchase Date that the interest of an Electing Bank (as hereinafter defined) in its Note, or in its portion of a Note, as applicable, has been purchased by a Purchasing Bank (as hereinafter defined), whereupon, in any such case, NHLP shall not be obligated on such Note Purchase Date to pay the Purchase Price to the Banks. The giving of notice by



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         Agent under clause (a) above or (c) shall not affect in any way the rights of the Banks to tender all of the Notes to NHLP with respect to any subsequent Note Purchase Date. The Banks and NHLP agree that if any Bank determines to take advantage of the automatic tender provisions hereof (the "Electing Bank"), then all Banks shall be bound by such determination unless no less than thirty (30) days prior to the applicable Note Purchase Date another Bank or Banks (the "Purchasing Bank") gives notice to Agent in writing that the Purchasing Bank desires to purchase and does so purchase the Electing Bank's Note or interest in a Note, as applicable, by thirty (30) days prior to the applicable Note Purchase Date, but in no event shall any Bank be obligated to purchase the Electing Bank's Note or interest in a Note. The Purchasing Bank shall pay the Electing Bank an amount equal to all principal, interests, fees and other amounts owed or accrued to the Electing Bank to the date on which such purchase becomes effective, but no later than thirty (30) days prior to the applicable Note Purchase Date (the "Note Payment"). Upon receipt of the Note Payment, the Electing Bank shall assign to the Purchasing Bank the Electing Bank's Note or interest in the Note (and deliver the original Note to the Purchasing Bank if held by the Electing Bank) pursuant to the form of Assignment attached hereto as Exhibit A.

                  (b) In connection with any legal proceeding instituted by the Banks to enforce the obligation of NHLP to pay the Purchase Price, NHLP hereby waives any defense based upon adequate remedy at law and agrees that specific performance is the only appropriate remedy for breach of this Section 5. Any such purchase shall be made by NHLP from the Banks without recourse and without representation or warranty of any kind whatsoever, other than with respect to each Bank's good title to its Note (or interest therein) and each such Note's being free of Liens caused by the Banks. Following any such purchase, NHLP shall remain obligated under Section 2 hereof in respect of any other amounts owing, or from time to time to be owing, by the Borrower under the Loan and Security Agreement.

         2. The Guarantors hereby reaffirm for the Banks and the Agent all of their respective obligations, representations, warranties and covenants contained in the Guarantee.

         3. The Guarantors hereby represent that no event has occurred and no claim, offset, defense or other condition exists which with the passage of time or giving of notice would constitute a default under any provisions of the Guarantee, as hereby amended.

         4. The Guarantors hereby further represent that no event has occurred and no claim, offset, defense or other condition exists that would relieve either NHLP and/or National of any of their respective obligations to the Banks and/or Agent under the Guarantee, as hereby amended.

         5. All terms used in this Amendment shall have the same meanings as in the Guarantee unless otherwise defined herein.




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        6.  Except as specifically modified herein, the Guarantee shall remain in full force and effct, and nothing herein is intended to nor shall it release, diminish or waive any rights of the Banks and Agent under the Guarantee.

        7. This Amendment may be executed in more than one counterpart, all of which taken together, shall constitute one and the same instrument.

        8. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

                                GUARANTORS:

                                  NATIONAL HEALTHCORP L.P.,
                                  a Delaware limited partnership

                                  By:  NHC, Inc., general partner

                                       By: /s/
                                           ------------------------------
                                       Title: Sr. V.P.
                                             ----------------------------



                                  NATIONAL HEALTH CORPORATION,
                                  a Tennessee corporation

                                  By:  /s/
                                      -----------------------------------
                                  Title: Sr. V.P.
                                        ---------------------------------

                                  BANKS:

                                  THIRD NATIONAL BANK IN NASHVILLE

                                  By:  /s/
                                     ------------------------------------

                                  Title: Group V.P.
                                        ---------------------------------

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                                        SOUTHTRUST BANK OF ALABAMA,
                                        NATIONAL ASSOCIATION


                                        By: /s/
                                           ------------------------------
                                        Title: Group Vice President
                                              ---------------------------


                                        FIRST UNION NATIONAL BANK OF TENNESSEE


                                        By: /s/
                                           ------------------------------
                                        Title: Vice President
                                              ---------------------------


                                        FIRST AMERICAN NATIONAL BANK


                                        By: /s/
                                           ------------------------------
                                        Title:  Senior Vice President
                                              ---------------------------



                                        FIRST CITY BANK


                                        By: /s/
                                           -----------------------------
                                        Title:  President
                                              --------------------------


                                        AGENT:
                                        -----


                                        THIRD NATIONAL BANK IN NASHVILLE,
                                        Agent


                                        By: /s/
                                           -----------------------------
                                        Title:  Group V.P.
                                              --------------------------




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